Supplement to the
Fidelity® Variable Insurance Products
Initial Class, Service Class, and Service Class 2
Index 500 Portfolio
April 30, 2011
Prospectus

Effective September 1, 2011, the following information replaces the similar information under the heading "Fee Table" in the "Fund Summary" section on page 3.

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Initial Class

Service Class

Service Class 2

Management fee	0.045%	0.045%	0.045%
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.055%	0.055%	0.055%
Total annual operating expenses	0.10%	0.20%	0.35%

The following supplements similar information under the heading "Principal Investment Risks" in the "Fund Summary" section on page 3.

  Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as transaction costs, sample selection, and timing differences associated with additions to and deletions from the index.

The following supplements similar information under the heading "Principal Investment Risks" in the "Fund Basics" section beginning on page 6.

Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, imperfect correlation between the fund's securities and those in its index, timing differences associated with additions to and deletions from the index, and changes in the shares outstanding of the component securities. The fund may not be fully invested at times, either as a result of cash flows into the fund or as a result of reserves of cash held by the fund to meet redemptions. The use of sampling techniques or futures or other derivative positions may affect the fund's ability to achieve close correlation with its index.

Effective September 1, 2011, the following information replaces the similar information found in the "Fund Management" section on page 10.

The fund's annual management fee rate is 0.045% of its average net assets.

VI5-11-01  August 25, 2011
1.797998.112

Supplement to the

Fidelity® Variable Insurance Products

Balanced Portfolio, Contrafund® Portfolio, Disciplined Small Cap Portfolio, Dynamic Capital Appreciation Portfolio,
Emerging Markets Portfolio, Equity-Income Portfolio, Growth Portfolio, Growth & Income Portfolio,
Growth Opportunities Portfolio, Growth Stock Portfolio, Growth Strategies Portfolio, High Income Portfolio,
Index 500 Portfolio, International Capital Appreciation Portfolio, Mid Cap Portfolio, Overseas Portfolio,
Real Estate Portfolio, Value Portfolio, Value Leaders Portfolio, and Value Strategies Portfolio

Funds of Variable Insurance Products Fund, Variable Insurance Products Fund II,
Variable Insurance Products Fund III, and Variable Insurance Products Fund IV

Initial Class, Service Class, and Service Class 2

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2011

The following information replaces similar information for VIP Index 500 Portfolio under the heading "Management Related Expenses" in the "Management Contracts" section on page 64.

FMR and the fund have entered into a 10 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of the fund, except for fees paid by a class pursuant to a plan of distribution adopted under Rule 12b-1 and applicable to that class, to limit the total annual operating expenses, other than Rule 12b-1 fees, incurred by each current class (excluding interest, taxes, securities lending costs, brokerage commissions, fees and expenses of the disinterested Trustees of the Trust, and extraordinary expenses) to 0.10%. This Expense Contract may not be amended to increase the fees or expenses payable by each class except by a vote of a majority of the Board and by a vote of a majority of the outstanding voting securities of each class. The fund may offer other share classes in the future that may be subject to higher or lower fees and expenses. The fund also pays the costs related to the solicitation of fund proxies from variable product owners.

The following information replaces the similar information under the heading "Management Fees" in the "Management Contracts" section on page 64.

Management Fees. For the services of FMR under the management contract, VIP Index 500 Portfolio pays FMR a monthly management fee at the annual rate of 0.10% of the fund's average net assets throughout the month for periods prior to September 1, 2011. Effective September 1, 2011, for the services of FMR under the management contract, VIP Index 500 Portfolio pays FMR a monthly management fee at the annual rate of 0.045% of the fund's average net assets throughout the month.

The following information replaces the similar information under the heading "Sub-Adviser - Geode" in the "Management Contracts" section on page 68.

Under the terms of the sub-advisory agreements, for providing investment management services to VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio, FMR, and not the funds, pays Geode fees at an annual rate of 0.225% and 0.01%, respectively, of the average net assets of each fund. Effective September 1, 2011, under the terms of the sub-advisory agreement, for providing investment management services to VIP Index 500 Portfolio, FMR, and not the fund, pays Geode fees at an annual rate of 0.0099% of the average net assets of VIP Index 500 Portfolio.

The following information supplements similar information for VIP Equity-Income Portfolio found in the "Management Contracts" section beginning on page 72.

The following table provides information relating to other accounts managed by Mr. Morrow as of April 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 10,870	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Equity-Income Portfolio ($6,340 (in millions) assets managed).

As of April 30, 2011, the dollar range of shares of VIP Equity-Income Portfolio beneficially owned by Mr. Morrow was none.

VIPIS2B-11-04  August 25, 2011
1.483795.158

The following table provides information relating to other accounts managed by Mr. Kramer as of April 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	2	4
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 669	$ 997	$ 881
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Equity-Income Portfolio ($268 (in millions) assets managed).

As of April 30, 2011, the dollar range of shares of VIP Equity-Income Portfolio beneficially owned by Mr. Kramer was none.